Rule 497(e)
Registration No. 333-207937

Amplify ETF Trust
(the “Trust”)

Amplify Junior Silver Miners ETF
(formerly ETFMG Prime Junior Silver Miners ETF)

(the “Fund”)

April 30, 2024

Supplement To the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information
Dated January 26, 2024

IMPORTANT NOTICE REGARDING A NAME CHANGE OF THE FUND’S INDEX

This Supplement updates certain information in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, and will take effect on or about May 2, 2024.

Currently, the Fund seeks investment results that generally correlate (before fees and expenses) to the total return performance of the Nasdaq Metals Focus Silver Miners Index. Nasdaq, Inc. has announced a change in the name of the index to “Nasdaq Junior Silver Miners™ Index” which will take effect on or about May 2, 2024. All references to “Nasdaq Metals Focus Silver Miners Index” contained in the Fund’s summary prospectus, prospectus and statement of additional information are deleted in their entirety and replaced with “Nasdaq Junior Silver Miners™ Index”.

There are no other changes to the Fund’s investment objective, principal investment strategies, or principal risks.

Please Retain This Supplement for Future Reference.